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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 15, 1997
                                                           ------------


                               AgriBioTech, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)

           Nevada                         0-19352                      85-0325742
       ---------------                ---------------              ------------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer Ident. No.)
      of Incorporation)

             2700 Sunset Road, Suite C-25, Las Vegas, Nevada   89120
           ------------------------------------------------------------
                 (Address of Principal Executive Offices)    (Zip Code)


                                (702) 798-1969
                         -----------------------------
              Registrant's telephone number, including area code
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On May 15, 1997, AgriBioTech, Inc., a Nevada corporation (the "Registrant"), closed the acquisition of all of the outstanding capital stock of E.F. Burlingham & Sons, an Oregon corporation ("EFB") pursuant to a Stock Purchase Agreement, dated May 15, 1997 (the "Purchase Agreement"), by and among the Registrant, EFB, G.W. Burlingham's, Inc., a Guam corporation and wholly-owned subsidiary of EFB ("GWB"), Greg McCarthy and Doug Pope (such individuals, collectively, the "Sellers"). The aggregate purchase price (the "Purchase Price") was $9,600,000, payable in immediately available funds, together with stock options granted and other payments made at the closing, as more specifically described below. The parties agreed that the effective date of the acquisition, for accounting purposes, shall be prior to the opening of business on April 1, 1997.

     EFB's business primarily consists of growing, marketing and conditioning turf grass seed, including its proprietary turf varieties.

     At the closing, the Sellers entered into Employment and Non-Competition Agreements for which they each received $250,000 in immediately available funds as consideration for the non-compete provisions in such Agreements. The term of employment for each Seller is two years, while the non-compete provisions run through the later of (a) March 31, 2002 or (b) the three-year period after such Seller ceases employment with the Registrant or EFB.

     The Registrant funded the Purchase Price and other payments through working capital and an increased credit facility with Bank of America.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial Statements of Business Acquired.

     It is impracticable for the Registrant to file the financial information of the business acquired hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the due date of this Form 8-K.

     (b)  Pro-forma financial information.

     It is impracticable for the Registrant to file the pro-forma financial information required hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the due date of this Form 8-K.

     (c)  Exhibits.

          2.1  Purchase Agreement.

          2.2  Omitted Schedules and Exhibits to the Purchase Agreement.


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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AGRIBIOTECH, INC.
                                           (Registrant)



Date:  May 29, 1997                      /s/ Johnny R. Thomas
                                         ___________________________
                                         Johnny R. Thomas,
                                         President



                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------

   2.1         Purchase Agreement.

   2.2         Omitted Schedules and Exhibits to the Purchase Agreement.


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